                            M.S.D. & T. FUNDS, INC.

                                  PROSPECTUS

                                    FOR THE

                         DIVERSIFIED REAL ESTATE FUND

                                 June 1, 1997

    M.S.D. & T. Funds, Inc. (the "Company") is a no-load, open-end management investment company offering in this Prospectus shares of its Diversified Real Estate Fund (the "Fund"). The Fund's investment objective is to seek current income and capital growth. The Fund attempts to achieve this objective through investments primarily in securities of companies principally engaged in the real estate business.

    SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. IN ADDITION, THE DIVIDENDS PAID BY THE FUND WILL GO UP AND DOWN. MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY SERVES AS INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUND, IS PAID FEES FOR ITS SERVICES, AND IS NOT AFFILIATED WITH BISYS FUND SERVICES, THE FUND'S DISTRIBUTOR.

    This Prospectus describes concisely the information about the Fund that you should know before investing. Please read and keep it for future reference. More information about the Fund is contained in a Statement of Additional Information dated June 1, 1997 that has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which can be obtained free of charge upon request by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145, is incorporated by reference into (considered a part of) this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
EXPENSE SUMMARY............................................................   1
INVESTMENT OBJECTIVE, POLICIES AND RISKS...................................   2
FUNDAMENTAL LIMITATIONS....................................................   6
INVESTING IN THE FUND......................................................   7
SHAREHOLDER SERVICES.......................................................  11
DIVIDENDS AND DISTRIBUTIONS................................................  12
TAX INFORMATION............................................................  12
MANAGEMENT OF THE COMPANY..................................................  13
OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES....................  14
PERFORMANCE REPORTING......................................................  15
MISCELLANEOUS..............................................................  15

                             IF YOU HAVE QUESTIONS

  For current yield, purchase and redemption information, call 1-800-551-2145.

                                EXPENSE SUMMARY

    Expenses are one of several factors to consider when investing in the Fund. Shareholder Transaction Expenses are charges an investor pays when buying or selling shares of the Fund. Annual Fund Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting, custody and other services.

    Below is information regarding the shareholder transaction expenses charged by the Fund and the operating expenses which the Fund expects to incur during the current fiscal year. An example based on this information is also provided.

SHAREHOLDER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase.......................................... None
Sales Charge Imposed on Reinvested Dividends.............................. None
Sales Charge Imposed on Redemptions....................................... None
Deferred Sales Charge..................................................... None
Redemption Fees........................................................... None
Exchange Fees............................................................. None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (after fee waivers).......................................  .43%
Other Expenses (includes administration,
 custody and transfer agency, and miscellaneous
 other charges)...........................................................  .57%
                                                                           ----
Total Fund Operating Expenses (after fee waivers)......................... 1.00%
                                                                           ====

EXAMPLE:

    An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return (a hypothetical return required by SEC regulations for this calculation) and (2) redemption at the end of the following time periods:

1 Year...................................................................... $10
3 Years..................................................................... $32

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RATES OF RETURN. THE FUND IS NEW AND ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

    The purpose of this Expense Summary is to assist investors in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly as shareholders. The Expense Summary reflects operating expenses which the Fund expects to incur during the current fiscal year. Absent fee waivers, Management Fees and Total Fund Operating Expenses, stated as a percentage of the Fund's average daily net assets, would be .80% and 1.37%, respectively.

    The investment adviser is under no obligation to waive fees or reimburse expenses, but has informed the Company that it presently intends to waive fees and/or reimburse expenses during the Fund's first twelve months of operations. Any fees that are charged by the investment adviser, its affiliates or other institutions directly to their customer accounts for services related to an investment in the Fund are in addition to, and are not reflected in, the fees and expenses described above.

    For more complete descriptions of the Fund's operating expenses, see "Management of the Company" in this Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

    The Fund's investment adviser (the "Adviser") uses a range of different investments and investment techniques in seeking to achieve the Fund's investment objective. These investments and investment techniques, which involve various risks, are described in the following sections. The Adviser will use its best efforts to achieve the Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in the Fund to be a complete investment program.

GENERAL

    The Fund's investment objective is to seek current income and capital growth. The Fund attempts to achieve this objective through investments primarily in domestic equity securities of companies principally engaged in the real estate business. Under normal market and economic conditions, substantially all, but no less than 65%, of the Fund's total assets will be invested in such securities. Companies principally engaged in the real estate business include real estate investment trusts ("REITs"), real estate operating companies, real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or such company has at least 50% of its assets in such real estate.

    It is expected that the Fund will invest a majority of its assets in shares of REITs during normal market and economic conditions. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. For additional tax information, see "Tax Information" below.

    REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in various types of real property such as shopping malls, office buildings and residential apartments, and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The Fund expects that a substantial portion of its investments in REITs will be in equity and hybrid REITs.

    Although the Fund expects to invest primarily in equity securities of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations (i.e., obligations rated in one of the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or deemed by the Adviser to be of comparable quality), convertible securities (including investment grade bonds and preferred stocks) and warrants.

    During temporary defensive periods, the Fund may invest without limit in money market instruments, high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies or instrumentalities, without regard to whether the issuer is principally engaged in the real estate business.

RISK FACTORS

    MARKET RISK

    The Fund invests primarily in equity securities. As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time and equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, the Fund's net asset value may fluctuate with movements in the equity markets. See "Investing in the Fund--How to Buy Fund Shares" below for an explanation of net asset value.

    INTEREST RATE RISK

    To the extent that the Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely to interest rate changes.

    REAL ESTATE INDUSTRY RISK

    Although the Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

    Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance.

    While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

    Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

    Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Information" below.

    RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

    The Fund may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

    Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

    The Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

OTHER INVESTMENT POLICIES AND RELATED RISKS

    U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Fund may invest in securities issued or guaranteed by the U.S. Government, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as the Student Loan Marketing Association, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

    The Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase. The Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. Taxable commercial paper purchased by the Fund will be rated at the time of purchase within the highest rating category assigned by an unaffiliated national statistical rating organization ("Rating Agency"). In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments.

    VARIABLE AND FLOATING RATE INSTRUMENTS

    The Fund may purchase variable and floating rate instruments. Because of the absence of a market in which to resell a variable or floating rate instrument, the Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

    MORTGAGE-RELATED SECURITIES

    The Fund may invest in investment grade mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers for defensive purposes. They may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

    CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

    SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

    The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

    REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

    The Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund would bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the Investment Company Act.

    The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act.

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

    The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or to sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. When-issued and forward commitment transactions are not expected to exceed 25% of the value of the Fund's total assets under normal circumstances. Because the Fund is required to set aside cash or liquid high grade debt obligations to satisfy these purchase commitments, the Fund's liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Fund does not intend to engage in when-issued and forward commitment transactions for speculative purposes.

    SECURITIES LENDING

    The Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, securities loans will be made only to parties the Adviser deems to be of good standing and will only be made if the Adviser believes the income to be earned from the loans justifies the risks.

    OTHER INVESTMENT COMPANIES

    The Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. Such investments will be made by the Fund in connection with the management of its daily cash position and will be subject to the requirements of applicable securities laws. When the Fund invests in another investment company, it pays a pro rata portion of the advisory and other expenses of that company as one of its shareholders. These expenses are in addition to the Fund's own expenses.

    MANAGING LIQUIDITY

    Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons, the Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit the Fund to terminate them after seven days' notice, restricted securities and other securities for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

    PORTFOLIO TURNOVER

    The Fund may sell a portfolio security soon after it is purchased if the Adviser believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 75%.

FUNDAMENTAL LIMITATIONS

    The Fund's investment objective discussed above is "fundamental," which means that it may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund's investment policies discussed above are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, the Fund also has in place certain "fundamental" limitations that also cannot be changed without the approval of a majority of the Fund's outstanding shares. Some of these fundamental limitations are summarized below, and all of the Fund's fundamental limitations are set out in full in the Statement of Additional Information.

      1. The Fund may not purchase securities (with certain exceptions, including U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the Fund can be invested without regard to this 5% limitation.

      2. The Fund may not invest 25% or more of its total assets in one or more issuers conducting their principal business activities in any one industry, provided that the Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business.

      3. The Fund may not borrow money except for temporary purposes in amounts up to 10% of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any further investments.

    If a percentage limitation is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of the Fund's portfolio securities does not mean that the limitation has been violated.

INVESTING IN THE FUND

GETTING YOUR INVESTMENT STARTED

    Investing in the Fund is quick and convenient. Shares of the Fund may be purchased either through the account you maintain with certain financial institutions or directly through the Company. Fund shares are distributed by BISYS Fund Services (called the "Distributor"). The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

    Customers of Mercantile-Safe Deposit and Trust Company and its affiliated and correspondent banks and customers of affiliates of State Street Bank and Trust Company (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

    Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign or third party checks or drafts.

HOW TO BUY FUND SHARES

    MINIMUM INVESTMENTS

    The Company generally requires a $50,000 minimum initial investment. Subsequent investments must be a minimum of $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

    OPENING AND ADDING TO YOUR FUND ACCOUNT

    Direct investments in the Fund may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

                  TO OPEN AN ACCOUNT              TO ADD TO AN ACCOUNT

BY MAIL           . Complete a Purchase           . Make your check payable to
                    Application and mail it         the Fund and mail it to
                    along with a check payable      the address at left.
                    to the Fund to: M.S.D. &
                    T. Funds, Inc., P.O. Box
                    8515, Boston, MA 02266-
                    8515.

                                                  . Please include your
                                                    account number on your
                                                    check.

                   To obtain a Purchase
                   Application, call 1-800-
                   551-2145

-------------------------------------------------------------------------------
BY WIRE.          . Before wiring funds,          . Instruct your bank to wire
                    please call 1-800-551-2145      Federal funds to: State
                    for complete wiring             Street Bank and Trust
                    instructions.                   Company, Boston,
                                                    Massachusetts, Bank
                                                    Routing No. 011-0000-28,
                                                    M.S.D. & T. Deposit A/C
                                                    No. 99046435.

                  . Promptly complete a
                    Purchase Application and
                    forward it to M.S.D. & T.
                    Funds, Inc., P.O. Box
                    8515, Boston, MA 02266-
                    8515.

                                                  . Be sure to include your
                                                    name and your Fund account
                                                    number.

                                                  . The wire should indicate
                                                    that you are making a
                                                    subsequent purchase as
                                                    opposed to opening a new
                                                    account.

                  Consult your bank for information on remitting funds by wire and associated bank charges.

                  YOU MAY USE OTHER INVESTMENT OPTIONS, INCLUDING AUTOMATIC INVESTMENTS, EXCHANGES AND DIRECT REINVESTMENTS, TO INVEST IN YOUR FUND ACCOUNT. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

-------------------------------------------------------------------------------

    EXPLANATION OF SALES PRICE

    The public offering price for shares of the Fund is based upon net asset value per share. The Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares that are outstanding. This process is sometimes referred to as "pricing" the Fund's shares.

    The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Fund that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value. More information about valuation can be found in the Fund's Statement of Additional Information, which you may request by calling 1-800-551-2145.

    Net asset value is computed as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern
Time) each weekday, with the exception of those holidays on which the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable), the Fund's Adviser, transfer agent or custodian or the Exchange is closed. The Fund currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

    Shares of the Fund are sold at the public offering price per share next computed after receipt of a purchase order by State Street Bank and Trust Company, the transfer agent for the Fund's shares (the "Transfer Agent"). Purchase orders will be accepted by the Transfer Agent only on a day on which the shares of the Fund are priced ("Business Day").

    If you purchase shares of the Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Transfer Agent on a timely basis. If the Transfer Agent receives your purchase order from a Bank on a Business Day prior to the close of regular trading (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted.

    If you purchase shares of the Fund directly from the Company and if your purchase order, in proper form and accompanied by payment, is received by the Transfer Agent on a Business Day prior to the close of regular trading on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Transfer Agent receives your purchase order in proper form with the required payment.

    On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

HOW TO SELL FUND SHARES

    You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you have the ability to redeem shares by any of the methods described below.

                               TO REDEEM SHARES

BY MAIL                        . Send a written request to M.S.D. & T. Funds,
                                 Inc., P.O. Box 8515, Boston, MA 02266-8515.

                               . Your written request must:
                                 --be signed by each account holder;
                                 --state the number or dollar amount of shares
                                  to be redeemed and identify the Fund;
                                 --include your account number.

                               . Signature guarantees are required
                                 --for all redemption requests over $100,000;
                                 --for any redemption request where the
                                  proceeds are to be sent to someone other than the shareholder of record or to an address other than the address of record.

-------------------------------------------------------------------------------
BY WIRE                        . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption ($1,000 minimum
the appropriate                  per transaction)
box on the
Purchase
Application)

                               . If you have already opened your account and
                                 would like to have the wire redemption
                                 feature, send a written request to:
                                 M.S.D. & T. Funds, Inc., P.O. Box 8515,
                                 Boston, MA 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                               . To change bank instructions, send a written
                                 request to the above address. The request must be signed (and signatures guaranteed) by each account owner.

-------------------------------------------------------------------------------
BY TELEPHONE                   . Call 1-800-551-2145. You will need to provide
(available only                  the account name, account number, name of
if you checked                   Fund and amount of redemption.
the appropriate
box on the
Purchase
Application)

                               . If you have already opened your account and
                                 would like to add the telephone redemption feature, send a written request to: M.S.D. &
                                 T. Funds, Inc., P.O. Box 8515, Boston, MA
                                 02266-8515. The request must be signed (and signatures guaranteed) by each account owner.

                     OTHER REDEMPTION OPTIONS, INCLUDING EXCHANGES AND SYSTEMATIC WITHDRAWALS, ARE ALSO AVAILABLE. PLEASE REFER TO THE SECTION ENTITLED "SHAREHOLDER SERVICES" FOR MORE INFORMATION.

-------------------------------------------------------------------------------

    EXPLANATION OF REDEMPTION PRICE

    Redemption orders received in proper form by the Transfer Agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

    Redemption proceeds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Transfer Agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. In unusual circumstances, the Company may pay redemption proceeds in readily marketable portfolio securities having a market value equal to the redemption price.

    Banks are responsible for transmitting their customer's redemption orders to the Transfer Agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

    The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on the Fund's current net asset value.

    OTHER PURCHASE AND REDEMPTION INFORMATION

    Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

    Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

    If you purchased shares by wire, you must file a Purchase Application with the Transfer Agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

    You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

    The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

    The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted under the Investment Company Act.

    Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agency Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

SHAREHOLDER SERVICES

    The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the Purchase Application or you may request them after opening an account by calling 1-800-551-2145. Except for Retirement Plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

RETIREMENT PLANS

    Shares of the Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plans, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of another fund or investment portfolio offered by the Company. You may exchange shares by mail at the address provided under "How To Buy Shares--Opening and Adding to your Fund Account" or by telephone at 1-800-551-2145. If you are opening a new account in a different fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the fund or portfolio in which the account is being opened.

    You should read the prospectus for the fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

    To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

AUTOMATIC INVESTMENT PLAN

    One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Fund if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

    The Automatic Investment Plan is one means by which investors may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Fund whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price.

SYSTEMATIC WITHDRAWALS

    The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the last business day of the period you select and distributed in cash or reinvested in shares of another fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIRECTED REINVESTMENTS

    Generally, dividends and capital gains distributions from the Fund are automatically reinvested in shares of the Fund. You may elect, however, to have your dividends and capital gains distributions automatically reinvested in shares of another fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS

    Shareholders receive dividends and net capital gain distributions. Dividends are derived from the Fund's net investment income and are declared and paid quarterly. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Distributions of such capital gains are generally declared and paid annually.

    Shares of the Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund unless you notify the Company in writing that you wish to receive dividends and distributions in cash.

TAX INFORMATION

    As with any investment, you should consider the tax implications of an investment in the Fund. The following briefly summarizes some of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation, including the applicability of any state and local taxes. You will be advised at least annually regarding the Federal tax treatment of dividends and distributions paid to you.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If the Fund qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are treated as a return of capital), regardless of whether the distributions are paid in cash or reinvested in additional shares.

    Distributions paid out of the Fund's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds the shares. (However, if a shareholder subsequently recognizes a loss on a sale of shares held for one year or less, that loss will be reclassified as a long-term, rather than a short-term, capital loss to the extent of any capital gain distribution received on those shares.) All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

    Dividends paid by the Fund will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by the Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for Federal alternative minimum and environmental tax purposes.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, when shareholders receive a return of capital, the cost basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the Fund are exchanged or sold. Therefore, a shareholder's original investment in the Fund will be reduced by the amount of the return of capital and capital gains included in a distribution if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain.

    Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

    An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

    A taxable gain or loss may be recognized by a shareholder upon the redemption, exchange or transfer of shares depending upon their tax basis and their price at the time of redemption, exchange or transfer.

    This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Fund. Dividends paid by the Fund may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Fund. Shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment.

MANAGEMENT OF THE COMPANY

    The business of the Company is managed under the general supervision of the Company's Board of Directors. The Statement of Additional Information contains information about the Board of Directors.

    The Company has also employed a number of professionals to provide investment management and other important services to the Fund. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Fund's investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BISYS Fund Services, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Fund's shares as its distributor, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Fund. The Fund's custodian is The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263. State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, serves as transfer and dividend disbursing agent for shares of the Fund.

INVESTMENT ADVISER

    Mercantile is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company organized in Maryland in 1969. Mercantile manages the Fund's portfolio and is responsible for all purchases and sales of its portfolio securities. Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864. As of December 31, 1996, Mercantile had approximately $27 billion in assets under active management, of which approximately $460 million represented the assets of an institutional real estate pension fund.

    The Fund's portfolio manager is primarily responsible for the day-to-day management of the Fund's investments. Robert M. Law is the Fund's portfolio manager. Mr. Law oversees Mercantile's Institutional Real Estate Department and is Chairman of Mercantile's Trust Real Estate Committee. Before joining Mercantile in 1994, Mr. Law was a Senior Vice President at Maryland National Bank, where he served as Division Manager of the bank's Real Estate Finance Division.

ADMINISTRATOR

    Mercantile also serves as the Fund's administrator and generally assists in all aspects of its operation and administration, including maintaining the Fund's offices, coordinating the preparation of reports to shareholders, preparing filings with state securities commissions, coordinating federal and state tax returns, and performing other administrative functions.

EXPENSES

    The Fund incurs certain expenses in order to support the services described above, as well as other matters essential to the operation of the Fund. Expenses are paid out of the Fund's assets and thus are reflected in the Fund's dividends and net asset value, but they are not billed directly to you or deducted from your account.

    In its capacity as investment adviser, Mercantile is entitled to an advisory fee, computed daily and paid monthly at the annual rate of .80% of the Fund's average daily net assets.

    In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly at the annual rate of
 .125% of the Fund's average daily net assets.

    The Fund also bears other operating expenses which are described in more detail in the Statement of Additional Information.

FEE WAIVERS

    Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Fund's other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Fund's other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by the Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if the Fund were required to reimburse a service provider.

OTHER INFORMATION CONCERNING THE COMPANY AND ITS SHARES

    The Company was incorporated in Maryland on March 7, 1989 and is an open-end management investment company (i.e., a "mutual fund"). The Company's charter authorizes the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock ($.001 par value per share) and to classify or reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Board of Directors has authorized the issuance of one class of shares in the Fund. The Board of Directors has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Company. For information regarding these other portfolios and share classes, call 1-800-551-2145.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the Investment Company Act or other applicable law.

PERFORMANCE REPORTING

    Performance information provides you with a method of measuring and monitoring your investments. This section will help you to understand the various terms that are commonly used to describe the Fund's performance. You may see references to these terms in newsletters, advertisements and shareholder communications. These publications may also include comparisons of the Fund's performance to the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.

     . Aggregate total return reflects the total percentage change in the value of an investment in the Fund over a specified measuring period.

     . Average annual total return represents the average annual percentage change in the value of an investment in the Fund over a specified measuring period. It is calculated by taking the aggregate total return for the measuring period and determining what constant annual return would have produced the same aggregate return. Average annual returns for more than one year tend to smooth out variations in the Fund's return and are not the same as actual annual results.

      Both methods of calculating total return assume that during the period you have reinvested Fund dividends and distributions in additional Fund shares.

     . Yield shows the rate of income the Fund earns on its investments as a percentage of its share price. It is calculated by dividing the Fund's net investment income for a 30-day period by the product of the average daily number of shares entitled to receive dividends and the Fund's net asset value per share at the end of the 30-day period. The result is then annualized. This represents the amount you would earn if you remained invested in the Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in net asset value.

    Any fees charged by a Bank directly to your account in connection with an investment in the Fund will not be included in the Fund's calculations of yield and/or total return.

    Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.

MISCELLANEOUS

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

    The Company or your Bank will send you a statement of your account quarterly and a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information will be mailed to you by January 31 of each year and filed with the Internal Revenue Service. At least twice a year, you will receive financial statements in the form of Annual and Semi-Annual Reports of the Fund.

    If you have any questions concerning the Company or the Fund, please call 1-800-551-2145.

                               ----------------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY, THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.